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                                                                  Exhibit 10.117

SILICON VALLEY BANK

      AMENDMENT TO LOAN DOCUMENTS

BORROWER:  VERSO TECHNOLOGIES, INC.
           PROVO PREPAID (DELAWARE) CORP.
           TELEMATE.NET SOFTWARE, INC.
           NEEDHAM (DELAWARE) CORP.

DATE:      MARCH 24, 2006

      THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

      Reference is hereby made to that certain Loan and Security Agreement between Borrower and Silicon dated December 14, 2001 (as otherwise amended, if at all, the "Loan Agreement"). Notwithstanding the Maturity Date of March 17, 2006, since Obligations have remained outstanding, in accordance with Section
6.3 of the Loan Agreement, the Loan Agreement has continued in full force and effect. The Parties agree to amend the Loan Agreement, as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      1. MODIFIED INTEREST PROVISION. Section 9.1 of the Loan Agreement is hereby amended to read as follows:

            9.1 INTEREST COMPUTATION. In computing interest on the Obligations, all checks and other items of payment received by Silicon (including proceeds of Receivables and payment of the Obligations in full) shall be deemed applied by Silicon on account of the Obligations two Business Days after receipt by Silicon of immediately available funds (except with respect to wire transfers which shall be deemed applied by Silicon on account of the Obligations the same Business Day as deemed received by Silicon), and, for purposes of the foregoing, any such funds received after 12:00 Noon on any day shall be deemed received on the next Business Day. Silicon shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to Silicon in its sole discretion, and Silicon may charge Borrower's loan account for the amount of any item of payment which is returned to Silicon unpaid.

      2. MODIFIED FOREIGN EXCHANGE CONTRACT SUBLIMIT. The Foreign Exchange Contract Sublimit set forth in Section 1 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

         FOREIGN EXCHANGE
         CONTRACT SUBLIMIT:         $500,000. The Foreign Exchange Contract
                                    Sublimit set forth in this Agreement is in addition to the Foreign Exchange Contract
                                    Sublimit set forth in the Exim Agreement.

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

                                    Borrower may enter into foreign exchange forward contracts with Silicon, on its standard forms, under which Borrower commits to purchase from or sell to Silicon a set amount of foreign currency more than one business day after the contract date (the "FX Forward Contracts"); provided that (1) at the time the FX Forward Contract is entered into Borrower has Loans available to it under this Agreement in an amount at least equal to 10% of the amount of the FX Forward Contract; and (2) the total FX Forward Contracts at any one time outstanding may not exceed 10 times the amount of the Foreign Exchange Contract Sublimit set forth above; and (3) the total Foreign Exchange Contract Sublimit shall not, at any time, exceed $500,000. Silicon shall have the right to withhold, from the Loans otherwise available to Borrower under this Agreement, a reserve (which shall be in addition to all other reserves) in an amount equal to 10% of the total FX Forward Contracts from time to time outstanding, and in the event at any time there are insufficient Loans available to Borrower for such reserve, Borrower shall deposit and maintain with Silicon cash collateral in an amount at all times equal to such deficiency, which shall be held as Collateral for all purposes of this Agreement. Silicon may, in its discretion, terminate the FX Forward Contracts at any time that an Event of Default occurs and is continuing. Borrower shall execute all standard form applications and agreements of Silicon in connection with the FX Forward Contracts, and without limiting any of the terms of such applications and agreements, Borrower shall pay all standard fees and charges of Silicon in connection with the FX Forward Contracts.

      3. MODIFIED INTEREST RATE. The Interest Rate set forth in Section 2 of the Schedule to the Loan Agreement is hereby amended in its entirety to read as follows:

         INTEREST RATE (Section 1.2):

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

                                    A rate equal to the "Prime Rate" in effect from time to time, plus 2.25% per annum; provided, however, that the foregoing interest rate shall be reduced to a rate equal to the "Prime Rate" in effect from time to time, plus 1.75% per annum as set forth below if Borrower achieves EBITDA (as defined below) in excess of $0.00 for two consecutive fiscal quarters ending after the date of this Agreement and for so long as Borrower maintains EBITDA in excess of $0.00 for each fiscal quarter ending thereafter. If Borrower does not maintain EBITDA in excess of $0.00, the interest rate will be increased to a rate equal to the "Prime Rate" in effect from time to time plus 2.25% per annum.

                                    For purposes hereof, "EBITDA" means, on a consolidated basis, Borrower's earnings before interest, taxes, depreciation and other non-cash amortization expenses and other non-cash expenses, determined in accordance with generally accepted accounting principles, consistently applied.

                                    Changes in the interest rate based on the Borrower's EBITDA as provided above shall go into effect as of the first day of the month following the month in which Borrower's financial statements are received, reviewed and approved by Silicon. If, based on the Borrower's EBITDA as shown in Borrower's financial statements there is to be an increase in the interest rate, the interest rate increase may be put into effect by Silicon as of the first day of the month closest to the date on which the financial statements are due, even if the delivery of the financial statements is delayed. Notwithstanding the foregoing, in no event shall an interest rate reduction go into effect if, at the date it is to go into effect, a Default or Event of Default has occurred and is continuing.

                                    Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

                                    announced from time to time by Silicon as its "prime rate;" provided that the "Prime Rate" in effect on any day shall not be less than 4.25% per annum; it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

      4. MODIFIED COLLATERAL MONITORING FEE. The Collateral Monitoring Fee set forth in Section 3 of the Schedule to the Loan Agreement is hereby amended in its entirety to read as follows:

         Collateral Monitoring Fee: $1,250, per month, payable in arrears
                                    (prorated for any partial month at the
                                    beginning and at termination of this
                                    Agreement).

      5. MODIFIED UNUSED LINE FEE. The Unused Line Fee set forth in Section 3 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

         Unused Line Fee:           In the event, in any calendar month (or
                                    portion thereof at the beginning and end of the term hereof), the average daily principal balance of the Non-Exim Loans and Exim Loans, in the aggregate, outstanding during the month is less than the amount of the Overall Credit Limit, Borrower shall pay
                                    Silicon an unused line fee in an amount
                                    equal to 0.375% per annum on the difference between the amount of the Overall Credit
                                    Limit and the average daily principal
                                    balance of the Non-Exim Loans and Exim
                                    Loans, in the aggregate, outstanding during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.

      6. MODIFIED MATURITY DATE. Section 4 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

         4. MATURITY DATE
           (Section 6.1):           March 23, 2007 [364 days from the date of
                                    this Amendment].

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

      7. MODIFIED MINIMUM TANGIBLE NET WORTH FINANCIAL COVENANT. The Minimum Tangible Net Worth Financial Covenant set forth in Section 5 of the Schedule to Loan Agreement is hereby amended and restated in its entirety to read as follows:

         MINIMUM TANGIBLE
         NET WORTH:                 Borrower shall maintain a Tangible Net Worth
                                    of not less than the following:

                                    For the month ending February 28, 2006:
                                    $11,000,000;

                                    For the month ending March 31, 2006:
                                    $12,000,000 plus 65% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower;

                                    For the month ending April 30, 2006:
                                    $9,000,000 plus 65% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower;

                                    For the month ending May 31, 2006:
                                    $7,000,000 plus 65% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower;

                                    For the month ending June 30, 2006:
                                    $9,000,000 plus 65% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower;

                                    For the month ending July 31, 2006:
                                    $6,000,000 plus 65% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower;

                                    For the month ending August 31, 2006:
                                    $4,000,000 plus 65% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower;

                                    For the month ending September 30, 2006:
                                    $6,000,000 plus 65% of all consideration

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

                                    received after March 1, 2006 for equity
                                    securities and subordinated debt of the
                                    Borrower;

                                    For the month ending October 31, 2006:
                                    $2,500,000 plus 65% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower;

                                    For the month ending November 30, 2006:
                                    $1,500,000 plus 65% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower;

                                    For the month ending December 31, 2006:
                                    $3,500,000 plus 65% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower;

                                    For the month ending January 31, 2007:
                                    $400,000 plus 65% of all consideration
                                    received after March 1, 2006 for equity
                                    securities and subordinated debt of the
                                    Borrower;

                                    For the month ending February 28, 2007:
                                    <$1,500,000> plus 65% of all consideration
                                    received after March 1, 2006 for equity
                                    securities and subordinated debt of the
                                    Borrower; and

                                    For the month ending March 31, 2007:
                                    $1,000,000 plus 65% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower.

                                    Increases in the Minimum Tangible Net Worth
                                    Covenant based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter.

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

      8. PROVO PREPAID (DELAWARE) CORP. AND NEEDHAM (DELAWARE) CORP. Borrower represents and warrants that each of Provo Prepaid (Delaware) Corp. and Needham (Delaware) Corp. is (i) a wholly-owned subsidiary of Verso Technologies, Inc., and (ii) is and will remain throughout the term of the Loan Agreement, inactive with assets having an aggregate value of no more than $0.00. Borrower covenants and agrees that while the Loan Agreement is in effect, Borrower shall not transfer any assets or Collateral to either Provo Prepaid (Delaware) Corp. or Needham (Delaware) Corp.

      9. FEES. In consideration for Silicon entering into this Agreement, Borrower shall concurrently pay Silicon a fee in the amount of $20,000, which fee shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

      10. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      11. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                   SILICON:

VERSO TECHNOLOGIES, INC.                    SILICON VALLEY BANK

BY /s/ Steve Odom                           BY /s/ Peter Bendoris
   ------------------------------              ----------------------------
     PRESIDENT OR VICE PRESIDENT
                                            TITLE Relationship Manager - VP

BY /s/ Juliet M. Reising
   ------------------------------
     SECRETARY OR ASS'T SECRETARY

                                      -8-
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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

BORROWER:                                   BORROWER:

PROVO PREPAID (DELAWARE) CORP. (FKA NACT    TELEMATE.NET SOFTWARE, INC.
TELECOMMUNICATIONS, INC.)

BY /s/ Juliet M. Reising                    BY /s/ Juliet M. Reising
   ---------------------------------           --------------------------------
     PRESIDENT OR VICE PRESIDENT                  PRESIDENT OR VICE PRESIDENT

BY /s/ Leslie Gersack                       BY /s/ Leslie Gersack
   ---------------------------------           --------------------------------
     SECRETARY OR ASS'T SECRETARY                 SECRETARY OR ASS'T SECRETARY

BORROWER:

NEEDHAM (DELAWARE) CORP. (FKA
MCK COMMUNICATIONS, INC.)

BY /s/ Juliet M. Reising
   ---------------------------------
     PRESIDENT OR VICE PRESIDENT

BY /s/ Leslie Gersack
   ---------------------------------
   SECRETARY OR ASS'T SECRETARY

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

                                     CONSENT

      The undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

VERSO CANADA LTD.

BY /s/ Juliet M. Reising
   ---------------------------------
TITLE Vice President

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